First Quarter Fiscal Year 2011

Earnings Slides

November 3, 2010

Legal Notice (Part 1 of 2) *

Safe Harbor Cautionary Statement (Abridged)
(Unabridged cautionary language immediately follows this presentation.)

This presentation contains forward-looking statements, including statements regarding management's expectations about the markets, business, products, operating plans and financial performance of Silicon Graphics International Corp. ("SGI"). Statements in the future tense and expressions using "expect," "believe" or similar words are forward-looking statements, which may also include any statements that are not statements of historical fact. Actual outcomes and results may differ materially from any expectations from these types of statements due to a number of risks, including: SGI operates in a very competitive market which may cause pricing pressure and impair our market penetration; SGI has extensive international business activities which create risks from complex international operations, foreign currency exposure and changing legal, regulatory, political or economic conditions; and uncertainty arising from SGI's increased dependence on business with U.S. Government entities. Additional information about forward-looking statements and related risks and uncertainties is contained in Part 2 of 2 of this Legal Notice, also contained in this presentation.

Non-GAAP Reconciliation
All non-GAAP financial measures contained in this presentation are reconciled to GAAP at the end of this presentation.

*See slide 13 for Part 2 of 2 of this Legal Notice.

sgi

Strong Start to FY11
Non-GAAP, Q/Q

Metric	Results	Growth
Revenue	$130.3M	7%
Gross Margin	28.3%	435 bps
EPS	($0.06)	$0.49

- EBIDTA positive
- Public sector & Cloud led to 75% of revenue

Quarter ended 9/24/10

sgi

Reaffirming FY11 Annual Guidance

Non-GAAP. No Quarterly Guidance.

Revenue	$550M to $575M
Gross Margin	27% to 30%
OPEX	$165M to $171M
EPS	Breakeven

sgi

FY12 and FY13 Internal Plan

Non-GAAP. Not Guidance.

- Revenue Growth 5% to 10% per year
- Gross Margin Expansion 100 bps per year
- OPEX Growth 2% to 4% per year
- Positive EPS

sgi

Rackable Customer Successes

Cloud e-Commerce

amazon web services™

Delivering the world's largest cloud

Federal

Los Alamos NATIONAL LABORATORY

Advanced Simulation for National Nuclear Simulation Agency

Commercial

DROID BY MOTOROLA

Mission Critical Support, Powers Applications and Content Delivery

Cloud Storage

CARBONITE™ Back it up. Get it back.™

Powers Cloud Storage with SGI InfiniteStorage

sgi

Altix® UV Customer Successes

Education

東北大学
TOHOKU UNIVERSITY

Conducting research on flow science that protects the global environment.

Research

COSMOS CONSORTIUM
UK National Cosmology Supercomputer

Accelerating space research headed by Professor Stephen Hawking

Life Sciences

National Institutes of Health

Focused on chemical dynamics, bioinformatics and computational biology, and biomedical imaging

Life Sciences

ICR
The Institute of Cancer Research

Processing hundreds of terabytes of data for the advancement of the study of cancer

sgi

Financial Results

Q1 FY11 Income Statement

Metric	GAAP	Non-GAAP	Comment
Revenue	$112.9M	$130.3M	Federal and Cloud Strong
Gross Margin	27.5%	28.3%	Strong Altix UV Shipments
OPEX	$42.1M	$39.9M	Strong Cost Controls; below non-GAAP target range of $41-$43M
Net Loss	$11.2M	$1.8M	Included a foreign currency exchange effect of $1.6M

Q1 FY11 Balance Sheet

Metric	GAAP	Comment
Cash & Equivs	$98.9M	Down $41.9M; $32.3M used to fund orders through an increase in A/R and inventory
A/R	$96.3M	Up $16.9M due to strong shipments in the quarter; expected to decline moving forward
A/P	$48.0M	Down $1.2M
Inventory	$105.4M	Up $15.4M due to $14.9M increase in shipped-but-not-invoiced (SNI)

Compelling Investment Thesis

Non-GAAP

- Attractive $9B technical computing market
- Innovative, differentiated products
- Strong, high-margin Service business
- $499M in assets and no debt
- $3.24 per share in Cash & Equivalents
- FY11 revenue growth of 5% to 10% (1)
- FY11 gross margin expansion (1)
- FY11 breakeven (1)
- Revenue and gross margin should grow faster than OPEX. Profitable in FY12 and FY13. (2)

Notes: (1) FY11 Guidance. (2) Not Guidance, internal plan.

sgi®

accelerating
results™

Legal Notice

Part 2 of 2

Safe Harbor Cautionary Statement (Unabridged)

This presentation contains forward-looking statements, including statements regarding management's expectations about the markets, business, products, operating plans and financial performance of Silicon Graphics International Corp. ("SGI"). Statements containing words such as "will," "expect," "believe," and "intend," and other statements in the future tense, are forward-looking statements. Any statements contained in this presentation that are not statements of historical fact may be deemed forward-looking statements. Actual outcomes and results may differ materially from the expectations expressed or implied in these statements due to a number of risks and uncertainties, including, but not limited to: SGI operates in a very competitive market which may cause pricing pressure and impair our market penetration; SGI has extensive international business activities which create risks from complex international operations, foreign currency exposure and changing legal, regulatory, political or economic conditions; uncertainty arising from SGI's increased dependence on business with U.S. Government entities; failure of our customers to accept new products; and economic conditions impacting the purchasing decisions of SGI's customers. Detailed information about these and other risks and uncertainties that could affect SGI's business, financial condition and results of operations is set forth in SGI's Annual Report on Form 10-K under the caption "Risks Factors," which was filed with the Securities and Exchange Commission on September 8, 2010, as updated by the subsequent filings with the SEC made by SGI, all of which are available at www.sec.gov. Accordingly, you are cautioned not to place undue reliance on forward-looking statements. This presentation is as of November 3, 2010, and the continued posting or availability of this presentation does not imply that forward-looking statements continue to be true as of any later date. We expressly disclaim any obligation to update or alter our forward-looking statements, whether, as a result of new information, future events or otherwise, except where required by law.

GAAP to Non-GAAP Reconciliation

Silicon Graphics International Corp.
Q1 FISCAL 2011 FINANCIAL RESULTS
RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)
($ in thousands, except per share data)

	Three Months Ended September 24,			Three Months Ended June 25,			Three Months Ended September 25,		
	2010 GAAP	Adj.	2010 Non-GAAP	2010 GAAP	Adj.	2010 Non-GAAP	2009 GAAP	Adj.	2009 Non-GAAP
TOTAL REVENUES	$ 112,894	$ 17,394	$ 130,288	$ 101,637	$ 20,568	$ 122,205	$ 100,123	$ 22,578	$ 122,701
Included in the above results:									
SOP 97-2 (now ASC 985-605) (2)	*(17,394)*	*17,394*	-	*$ (20,568)*	*$ 20,568*	*$ -*	*(22,578)*	*22,578*	-
COST OF REVENUES	$ 81,897	$ 11,469	$ 93,366	$ 82,022	$ 10,867	$ 92,889	$ 77,755	$ 10,055	$ 87,810
Included in the above results:									
SOP 97-2 (now ASC 985-605) (2)	*(12,106)*	*12,106*	-	*$ (11,368)*	*$ 11,368*	*$ -*	*(12,093)*	*12,093*	-
Amortization of intangible assets (3)	*459*	*(459)*	-	*$ 360*	*$ (360)*	*$ -*	*334*	*(334)*	-
Inventory step up (4)	-	-	-	*$ 15*	*$ (15)*	*$ -*	*1,440*	*(1,440)*	-
Stock-based compensation (6)	*178*	*(178)*	-	*$ 126*	*$ (126)*	*$ -*	*264*	*(264)*	-
GROSS PROFIT	$ 30,997	$ 5,925	$ 36,922	$ 19,615	$ 9,701	$ 29,316	$ 22,368	$ 12,523	$ 34,891
GROSS MARGIN %	27.5%		28.3%	19.3%		24.0%	22.3%		28.4%
OPERATING EXPENSES	$ 42,080	$ (2,210)	$ 39,870	$ 44,291	$ (1,267)	$ 43,024	$ 40,837	$ (2,533)	$ 38,304
Included in the above results:									
Amortization of intangible assets (3)	*561*	*(561)*	-	*1,402*	*(1,402)*	-	*1,108*	*(1,108)*	-
Stock-based compensation (5)	*1,014*	*(1,014)*	-	*1,011*	*(1,011)*	-	*922*	*(922)*	-
Restructuring (6)	*635*	*(635)*	-	*1,561*	*(1,561)*	-	*503*	*(503)*	-
Acquisition related (7)	-	-	-	*(2,707)*	*2,707*	-	-	-	-
INCOME (LOSS) FROM CONTINUING OPERATIONS	$ (11,083)	$ 8,135	$ (2,948)	$ (24,676)	$ 10,968	$ (13,708)	$ (18,469)	$ 15,056	$ (3,413)
OPERATING MARGIN %	-9.8%		-2.3%	-24.3%		-11.2%	-18.4%		-2.8%
OTHER INCOME, Net (8)	$ 545	$ 1,214	1,759	$ (3,505)	$ -	(3,505)	$ 729	$ -	729
INCOME TAX EFFECTS: PROVISION/(BENEFIT) (9)	$ 649	$ -	$ 649	$ (511)	$ -	$ (511)	$ 62	$ 56	$ 118
NET INCOME/(LOSS) FROM CONTINUING OPERATIONS	$ (11,187)		$ (1,838)	$ (27,670)		$ (16,702)	$ (17,802)		$ (2,802)
NET INCOME/(LOSS) PER SHARE FROM CONTINUING OPERATIONS	$ (0.37)		$ (0.06)	$ (0.91)		$ (0.55)	$ (0.60)		$ (0.09)
SHARES USED IN COMPUTING NET LOSS PER SHARE	30,536		30,536	30,121		30,121	29,893		29,893

GAAP to Non-GAAP Reconciliation

NOTES:

(1) This presentation includes certain financial measures not inconformity with Generally Accepted Accounting Principles in the United States (non-GAAP measures). Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

(2) Add back of revenue and cost of revenue deferred under Software Revenue Recognition rules previously referred to as part of Statement of Position 97-2 (SOP 97-2) now codified as ASC 985-605 -- $17,394, $20,568 and $22,578 for revenues, $12,106, $11,368 and $12,093 for cost of revenues in the periods ending September 24 and June 25, 2010 and September 25, 2009 respectively.

(3) Amortization expense related to intangible assets associated with the asset purchase of Silicon Graphics, Inc. of $459, $360 and $334 under cost of revenues, $561, $1,402 and $1,108 under operating expenses in the periods ending September 24 and June 25, 2010 and September 25, 2009 respectively. Estimated future annual amortization expense related to intangible assets as of June 25, 2010 is as follows:

Fiscal 2011	4,643
Fiscal 2012	3,902
Fiscal 2013	3,113
Fiscal 2014	2,645
Fiscal 2015	300
Fiscal 2016	300
Fiscal 2017	300
	$ 15,203

(4) Cost of revenue increase associated with an inventory step up related to the Silicon Graphics, Inc. asset purchase in the amount of $15 and $1,440 in the periods ending June 25, 2010 and September 25, 2009 respectively. Under purchase accounting, Silicon Graphics International Corp. recognized a $7,183 inventory step up related to the Silicon Graphics, Inc. asset purchase of which $2,199 of this inventory step up remains to flow through cost of revenue in future periods.

(5) Stock-based compensation is included in the following GAAP operating expense categories.

	Three Months Ended September 24,2010			Three Months Ended June 25,2010			Three Months Ended September 25,2009		
	GAAP	Adj	Non-GAAP	GAAP	Adj	Non-GAAP	GAAP	Adj	Non-GAAP
Cost of Revenues	$ 178	$ (178)	$ -	$ 126	$ (126)	$ -	$ 264	$ (264)	$ -
Research & Development	162	(162)	-	213	(213)	-	191	(191)	-
Sales & Marketing	209	(209)	-	181	(181)	-	(67)	67	-
General & Administrative	643	(643)	-	617	(617)	-	798	(798)	-
Total stock-based compensation	$ 1,192	$ (1,192)	$ -	$ 1,137	$ (1,137)	$ -	$ 1,186	$ (1,186)	$ -

(6) Restructuring expenses relating to personnel and facilities of $635, $1,561 and $503 in the periods ending September 24 and June 25, 2010 and September 25, 2009 respectively.

(7) Acquisition related benefit arose from the asset purchase of Silicon Graphics, Inc of $2,707 in the period ending June 25, 2010.

(8) Excludes realized loss of $1,214 relating to a recognition of a loss on Auction Rate Securities as a result of the Company's intent to sell securities.

(9) Estimated income tax effect related to GAAP to non-GAAP adjustments.